UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Byline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BYLINE BANCORP, INC. 180 NORTH LASALLE STREET, SUITE 300 CHICAGO, IL 60601 BYLINE BANCORP, INC. You invested in BYLINE BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023. Vote Virtually at the Meeting* June 6, 2023 8:30 a.m. Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/BY2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V15853-P90063 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET. For shares held in a Plan, vote by June 1, 2023 11:59 PM ET. Get informed before you vote View the Notice and Proxy Statement and Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V15854-P90063 01) ROBERTO R. HERENCIA 02) PHILLIP R. CABRERA 03) ANTONIO DEL VALLE PEROCHENA 04) MARY JO S. HERSETH 05) MARGARITA HUGUES VÉLEZ 06) STEVEN P. KENT 07) WILLIAM G. KISTNER 08) ALBERTO J. PARACCHINI 1. ELECTION OF EIGHT DIRECTORS OF THE COMPANY: NOMINEES: 2. TO APPROVE AN AMENDMENT TO THE BYLINE BANCORP, INC. 2017 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN. 3. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT. 4. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. 5. TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR THE NOMINEES in Proposal 1, FOR Proposals 2 and 3, FOR 1 YEAR in Proposal 4 and FOR Proposal 5. For For For For 1 Year